February 4, 1999

                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.

                           SUPPLEMENT TO PROSPECTUS

                            DATED NOVEMBER 1, 1998

SMALL ACCOUNT FEE

      In order to offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least
$25,000, and will not apply to IRA accounts or to accounts participating in automatic programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

                                                                   082/083s0299